Exhibit 99.1

Tim Hortons®

BURGER KING

Creating a Global QSR Leader

August 26th, 2014

This presentation includes forward-looking statements, which are often identified by the words “may”, “might”, “believes”, “thinks”, “anticipates”, “expects”, “intends” or similar expressions and includes statements regarding (1) expectations whether a transaction will be consummated, including whether conditions to the consummation of the transactions will be satisfied, or the timing for completing the transaction, (2) expectations for the effects of the transaction or the ability of the new company to successfully achieve business objectives, including integrating the companies or the effects of unexpected costs, liabilities or delays, and (3) expectations for other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. These forward-looking statements may be affected by risks and uncertainties in the business of Burger King and Tim Hortons and market conditions. This presentation is qualified in its entirety by cautionary statements and risk factor disclosure contained in filings made by Burger King and Tim Hortons with the U.S. Securities and Exchange Commission, including Burger King’s annual report on Form 10-K for the year ended December 31, 2013 and Tim Hortons annual report on Form 10-K for the year ended December 29, 2013. Both Burger King and Tim Hortons wish to caution you that certain important factors may have affected and could in the future affect their actual results and could cause their actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of Burger King or Tim Hortons. Neither Burger King nor Tim Hortons undertakes to update any forward-looking statements included in this presentation.

Participants

Marc Caira

President & Chief Executive Officer, Tim Hortons Inc.

Alexandre Behring

Executive Chairman of the Board, Burger King Worldwide Inc.

Daniel Schwartz

Chief Executive Officer, Burger King Worldwide Inc.

Cynthia J. Devine

Chief Financial Officer, Tim Hortons Inc.

Companies at a Glance

Tim Hortons®

Canada’s Leading QSR Chain

Undisputed QSR leader in Canada with growing U.S. presence that has been serving great-tasting coffee and baked goods for the last 50 years

+$6bn in system sales with more than 100,000 team members(1)

Market Cap: C$9 billion, $8 billion(2)

BURGER KING

#2 Fast Food Hamburger Chain Globally

Iconic 60 year old brand universally known for great-tasting, flame-grilled hamburgers

Present in nearly 100 countries with +$16bn in annual system sales and nearly 350,000 team members worldwide(1)

Market Cap: $10 billion(2)

1) Substantially all of these team members are employed by franchisees

2) As of August 22, 2014

Agenda

Transaction Highlights

Tim Hortons Overview

Burger King Overview

Transformational Opportunity

Financing Highlights and Timetable

Transaction Overview

Tim Hortons® BURGER KING

Consideration and Timing

Offer price of C$89.32 per share, C$65.50 in cash and 0.8025 shares of the new company per Tim Hortons share, equating to C$23.82 based on the Burger King closing price as of August 22nd, 2014

Premium of 39% to 30-day volume-weighted average share price and 30% premium to Aug 22nd

3G Capital will own 51% of the pro forma new company, other Burger King shareholders will own 27%, and Tim Hortons shareholders will own 22%

Closing expected in late 2014 / early 2015

Subject to regulatory and Tim Hortons shareholder approval

Value Creation

Leading growth and profitability driving long-term value creation for all shareholders

Attractive free cash flow generation supports rapid deleveraging

Potential to unlock significant synergies by accelerating Tim Hortons international footprint, sharing best practices and leveraging shared services

Structure

New company to be headquartered in Canada, the new company’s largest market and natural location for its headquarters

Tim Hortons and Burger King brands to be managed independently with brand headquarters remaining in Oakville, Ontario and Miami, Florida, respectively

Franchisee relationships to be managed independently by respective brands

New company to be listed on TSX and NYSE with 3 of 11 Board seats being held by Canadian residents

Creating a Global QSR Leader

Creating 3rd Largest Global QSR

New public company will generate $23bn in system sales with attractive business mix

Catalyzing Tim Hortons Untapped International Potential

Opportunity to apply Burger King’s scale, capabilities and infrastructure to accelerate

Tim Hortons growth

Preserving Rich Heritages of Both Brands and Sharing Best Practices

Independently managed brands with shared best practices

Continuing Commitment to our Communities and Causes

Actively support both companies’ local communities’ causes

Generating Substantial Value for Shareholders

Significant premium for Tim Hortons shareholders today with long term equity upside

Agenda

Transaction Highlights

Tim Hortons Overview

Burger King Overview

Transformational Opportunity

Financing Highlights and Timetable

Tim Hortons Overview

Canada’s Leading QSR

42% traffic share with $6.5bn+ in system sales

Strong Customer Loyalty

3,630 Canadian units generate ~C$2.2 million standard AUV

Fully-Franchised Business Model

99.5% franchised with average franchisee operating 3-4 units

Vertically Integrated Strategy

5 distribution, 2 coffee-roasting, and 1 fondant facility

Significant International Opportunity

Of 4,546 units, only ~1% are located outside of N.A.

Deep Canadian Roots

Founded in 1964 by legendary Canadian hockey player

Leader in Fast-Growing Breakfast Daypart

Signature offerings include coffee and baked goods

Tim Hortons®

An Unparalleled Canadian Success Story

Tim Hortons®

Beloved and Highly Recognizable

Canada

#1

Most Trusted Coffee Retailer Brand

Ipsos Reid

Canada

#6

Most Influential Brand

Ipsos Reid

Worldwide

#61

Most Beloved Brands

APCO Insight

Canada’s Favourite

Total Caffeinated Beverages

% Share of QSR Servings

All Other QSR 11%

STARBUCKS COFFEE®

5%

McDonald’s®

10%

Tim Hortons®

75%

Canadian Caffeinated Beverage Market Share

77% Cold Specialty Coffee

76% Hot Tea

76% Brewed Coffee

65% Hot Specialty Coffee

75% Total Caffeinated Beverages

1) Source: THI investor presentation and NPD Crest (12 months ended November 2013)

Tim Hortons Strategic Vision will Continue

Tim Hortons®

Lead, Defend & Grow

Continue leadership in Canada through day part expansion, menu innovation, and by leveraging technology

Must-Win Battle

Build scalable, profitable business in core and priority markets while growing unit economics

Grow, Learn & Expand

Continue to build on success in GCC while pursuing new international opportunities

Track Record of Consistent Growth

Tim Hortons®

Store Count

+4.2% CAGR

3,750

4,009

4,240

4,417

2010A

2011A

2012A

2013A

Canada Same Store Sales %

5%

8%

6%

8%

6%

4%

3%

5%

4%

3%

1%

2%

3%

2003

2004

2005

2006

2007

2008

2009

2010

2011

2012

2013

Q1’14

Q2’14

Strong Canadian Footprint with Global Ambitions

Tim Hortons®

3,588 Canada Units (80%)

859 U.S. Units (19%)

38 Middle East Units (1%)

Canada

3,588 stores in 11 provinces and territories

5 distribution centers and 2 manufacturing facilities

Fleet of branded trucks

U.S.

859 stores in 11 states

1 manufacturing facility

Operating in the U.S. since 1984

International

38 stores across UAE, Oman, Qatar and Kuwait

Operating in the Middle East since 2011

Source: THI 2013 year end filings and Planet Retail.

Note: Excludes 255 licensed locations in the UK and Ireland.

Agenda

Transaction Highlights

Tim Hortons Overview

Burger King Overview

Transformational Opportunity

Financing Highlights and Timetable

Burger King Overview

#2 Fast Food Hamburger Chain Globally

$16bn+ in sales, serving 2.3bn guests annually

Global Brand Presence

~14,000 restaurants in nearly 100 countries

Fully-Franchised Business Model

QSR industry-leading EBITDA margins

Accelerating International Growth

Among fastest-growing QSRs with proven MFJV model

Revitalized US Business with 4 Pillar Strategy

Menu, Marketing, Image and Operations

Rich Heritage

Founded in 1954 with deep ties to Miami community

Stable, Reliable Long-Term Ownership

Actively managed by 3G since 2010

BURGER KING

Burger King’s Proven Strategy

BURGER KING

Strategy

Initiatives

Results

International

Accelerate NRG and continued SSS growth

Accelerate growth of Master Franchise JVs (“MFJV”) and Development Agreements

Capitalize on emerging middle class consumer spending and under-penetration of the brand

Increased NRG by 4x since 2010

Expanded brand into ~100 countries Pioneered MFJV model

U.S. & Canada

Increase average unit sales with Four Pillars plan

Menu

Image

Marketing Communications

Operations

3 consecutive quarters of SSS growth

On track to achieve 40% remodel target

Franchised Business Model

Transformed business into a cash flow generative platform for growth

Completed refranchising in 2013

Best-in-class EBITDA margins Generating cash to deleverage quickly

Growing Global Brand

BURGER KING

Burger King has quadrupled the pace of its international growth over the past four years with its proven MFJV(1) strategy. Almost 50% of its restaurants are outside of the U.S. today

Burger King Global Footprint

Brazil JV

3X Store Count 317

102

2010 2013

China JV

5x Store Count 190

38

2010 2013

Russia JV

17x Store Count 174

10

2010 2013

1) Master Franchise Joint Venture

Agenda

Transaction Highlights

Tim Hortons Overview

Burger King Overview

Transformational Opportunity

Financing Highlights and Timetable

Creating a Global QSR Leader

Creating 3rd Largest Global QSR

New public company will generate $23bn in system sales with attractive business mix

Catalyzing Tim Hortons Untapped International Potential

Opportunity to apply Burger King’s scale, capabilities and infrastructure to accelerate Tim Hortons growth

Preserving Rich Heritages of Both Brands and Sharing Best Practices

Independently managed brands with shared best practices

Continuing Commitment to our Communities and Causes

Actively support both companies’ local communities’ causes

Generating Substantial Value for Shareholders

Significant premium for Tim Hortons shareholders today with long term equity upside

Creating 3rd Largest Global QSR

The transaction will create the world’s 3rd largest global QSR from two iconic brands

~$23bn in system sales and over 18,000 restaurants in ~100 countries

Company will be one of the fastest-growing global QSRs with leading growth metrics

Companies have similar franchised business models with complementary day-part and product mixes

Tim Hortons + BURGER KING

Franchise

Fully-franchised restaurant base with 18,000+ units in ~100 countries

Real Estate

Extensive real estate portfolio with over 5,500 directly-owned and leased properties

Distribution

Highly-efficient distribution network that supports 3,600+ restaurants in Canada

Global System Sales ($bn)

Company Rank System Sales

McDonalds #1 $89.1

Yum! #2 $43.0(1)

Tim Hortons + BURGER KING #3 $22.7

SUBWAY #4 $18.1(2)

BURGER KING #5 $16.3

Wendy’s #6 $10.0

dunkin’ #7 $9.2

Domino’s Pizza #8 $8.0

Tim Hortons #9 $6.4

Chick-fil-A #10 $5.0

1) Source: Morningstar

2) Source: Forbes

Catalyzing Tim Hortons Untapped International Potential

By leveraging Burger King’s MFJV(1) model, Tim Hortons can accelerate the pace of its international growth

Burger King has successfully pioneered the MFJV model, allowing it to become a QSR leader in restaurant growth

Leveraging Burger King’s extensive partner network, we can accelerate the pace of Tim Hortons international growth and bring a Canadian icon to the rest of the world

Net Unit Growth %

5.6% 5.4% 3.2% 2.4% 1.6% 1.3% 1.4% 0.4% 2010

Today Wendy’s Dunkin brands BURGER KING Tim Hortons McDonald’s

Yum! BURGER KING Domino’s Pizza

Note: 2013 Net New International

Units / 2012 Total Units

1) Master Franchise Joint Venture

Creating A Global, Multi-Brand Platform

New Company to be headquartered in Canada, the new company’s largest market and natural location for its HQ.

We plan to manage the brands separately while benefiting from shared best practices and a common culture

New Company

Global Headquarters in Canada

Burger King

Miami, Florida

Tim Hortons

Oakville, Ontario

Revenue by Geography

International 13%

U.S. 20%

Canada 67%

Brand and operational management for both companies to remain independent and based in Miami and Oakville respectively

Franchisee relationships to be managed separately

Restaurant images to remain independent with no co-branding

Corporate to manage overall business strategy, global development and shared services

Opportunity to apply Burger King’s international growth model, network and expertise to accelerate Tim Hortons growth

Continuing Commitment to our Communities and Causes

Both companies are deeply involved in their communities and will continue these commitments on a broader platform

Tim Hortons®

TIM HORTON CHILDREN’S FOUNDATION

TIM HORTON CHILDREN’S FOUNDATION

TIM HORTONS MAKING A TRUE DIFFERENCE

COMMUNITY INITIATIVES:

OUR LOCAL REGIONAL AND NATIONAL PROGRAMS

HORIZONS TIM HORTONS ABORIGINAL RELATIONS AT TIM HORTONS

CORPORATE GIVING

BURGER KING SCHOLARS

lazos

Scholarships in North America Libraries in EMEA & APAC Values-based curricula & Learning Centers in LAC

EDUCATING THE WORLD’S YOUTH

BURGER KING

BURGER KING

BURGER KING McLAMORE FOUNDATION

TWO PILLARS

EDUCATION

EMERGENCY

RELIEF

BURGER KING FAMILY FUND Grants to employees of the BURGER KING system who are victims of disasters or other emergency hardship situations DISASTER/EMERGENCY RELIEF

Commitment to Canada

The New Company creates significant benefits for Canada

Governance Headquarters and Employment

3 of new company’s 11 directors will be designated by Tim Hortons

New company will be headquartered in Canada and listed on the TSX and NYSE

Tim Hortons franchisee Advisory Board to remain intact

Tim Hortons will maintain its brand headquarters in Oakville, Ontario

No plans to change franchisee rent and royalty structures

Employees will have more opportunities on a larger, more global platform

There will be no changes to restaurant level employment

Investment and Growth

Transaction will accelerate the Tim Hortons brand in the rest of the world

Transaction will facilitate additional investment in the Tim Hortons brand

Community

Tim Hortons will maintain its commitment to support local Canadian communities and causes such as the Tim Hortons Children’s Foundation and Timbits Minor Sports Program

Generating Substantial Value for Shareholders

The New Company will create substantial value for all shareholders

Value for Tim Hortons Shareholders

39% premium to the 30-day volume-weighted average share price on August 22nd

Substantial premium to all-time share price high

Significant cash today with opportunity to participate in long-term upside

Long-Term Shareholder Value Creation

New Company will be a powerhouse in the restaurant industry:

Fast-growing, highly-profitable business with two iconic brands

Significant potential for further global growth

Strong cash flow generation profile

Opportunity for Significant Synergies

Revenue: Accelerate international growth of Tim Hortons

Purchasing: Leverage greater global scale to achieve savings and drive system-wide benefits

Costs: Enhance global shared services to improve efficiency across both organizations

Strategic Partner with Long-Term Vision

3G Capital and its affiliates invest in leading consumer brands with significant growth potential

Family investors who have been partners for over 30 years

Long-term approach to investing

Focus on business operations through deep partner involvement

Deep understanding of consumer brands and commitment to global expansion

LOJAS AMERICANS ABInBev BURGER KING Heinz

Largest non-food retailer in Latin America

World’s Largest Brewer

Second largest fast food hamburger chain globally

Largest ketchup producer and 2nd largest producer of sauces

Year of Investment: 1983 1989 2010 2013

Current Market Cap: $7bn $179bn $10bn NA

Agenda

Transaction Highlights

Tim Hortons Overview

Burger King Overview

Transformational Opportunity

Financing Highlights and Timetable

Sources & Uses

3G Capital, Burger King’s majority shareholder, will own 51% of the new company

Other Burger King shareholders will own 27% of new company

Tim Hortons shareholders will own 22% of new company

Substantial free cash flow generation will allow for steady de-leveraging

Sources of Funds

USD billions unless otherwise indicated

Amount

Cash

$0.6

Debt

9.0

Preferred Investment

3.0

New Common Equity

2.9

Total Sources

$15.5

Uses of Funds

Amount

Value per Share (CAD)

$89.32

Value per Share (USD)

$81.57

Tim Hortons Equity Value

$10.9

Tim Hortons Net Debt

1.0

Tim Hortons TEV

$11.9

Burger King Debt Repayment & Fees

3.6

Total Uses $15.5

Timetable

Subject to customary closing conditions, regulatory and shareholder approvals including:

o Tim Hortons stockholder approval

o Investment Canada Act approval

Tim Hortons and Burger King are committed to bringing significant benefits to Canada through this strategic transaction that will accelerate the global growth of Canada’s most iconic brand

Specific undertakings will be given with respect to the new Company’s plans and structure

Anti-trust and competition law approvals in U.S. and Canada

Transaction is expected to close late 2014 / early 2015

Tim Horton Burger king

Creating a Global QSR Leader